Fifth Third Funds
	Class A Shares	(MXCAX)
Fifth Third Micro Cap Value Fund	Class B Shares	(MXCBX)
Summary Prospectus	Class C Shares	(MXCSX)
Dated October 3, 2011	Institutional Shares	(MXAIX )

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 26, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go online at http://www.fifththirdfunds.com or call 800.282.5706 or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective
Capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Distribution Arrangements/Sales Charges for the Funds on page 109 of the Fund’s Prospectus and, in the Fund’s Statement of Additional Information, in Purchasing Shares of the Funds on page 64.

SHAREHOLDER FEES				Institutional
(fees paid directly from your investment)	Class A	Class B	Class C	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	5.00%[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None	None	None	None

ANNUAL OPERATING EXPENSES				Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Shares

Management Fees	1.00%	1.00%	1.00%	1.00%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.75%	None

Other Expenses	0.82%	0.82%	1.07%	0.82%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	2.08%	2.83%	2.83%	1.83%

Fee Waiver and/or Expense Reimbursement[4]	0.47%	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses after Expense Reimbursement	1.61%	2.36%	2.36%	1.36%

1.
For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions within 18 months of purchase. See “Front-End Sales Charges - Class A Shares” on page 127 of the Fund’s Prospectus.

2.
5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

3.	The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4.
Fifth Third Asset Management, Inc., the Fund’s Adviser and Administrator, has contractually agreed to waive fees and expenses through November 26, 2011. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the Adviser’s agreement to waive fees and/or reimburse expenses expires on November 26, 2011.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$656	$1,078	$1,524	$2,759

Class B Shares

Assuming Redemption	$740	$1,134	$1,655	$2,948

Assuming No Redemption	$240	$834	$1,455	$2,948

Class C Shares

Assuming Redemption	$340	$834	$1,455	$3,127

Assuming No Redemption	$240	$834	$1,455	$3,127

Institutional Shares	$139	$531	$949	$2,115

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies contained within the Russell Microcap® Value Index, or companies with similar size characteristics. As of October 3, 2010, the average market capitalization range for companies contained within the Russell Microcap Value Index was approximately $278 million and the median market capitalization was approximately $154 million. Equity securities consist of common stock and securities convertible into common stock.

The Fund seeks to provide broad exposure to micro cap domestic equities and seeks to outperform the Russell Microcap Value Index over a long-term investment horizon. The Adviser seeks to invest in companies that it considers to be “statistically cheap” (based on factors which may include, for example, low ratio of price to earnings, price to cash flow, price to book value, and price to sales). The Adviser also looks for companies that it believes are undervalued relative to their earning power and long term earnings growth prospects, adjusted for risk. The Adviser may filter less attractive companies by analyzing cash flows, evaluating financial strength, performing normalized earnings analysis and reviewing purchase and sale activity in company shares by company executives, and through fundamental analysis, which may include a review of assets, earnings, sales, products, markets, and management, among other indicators. Ideally, after filtering out companies that do not meet the Adviser’s criteria above, the Adviser looks for companies that have a positive catalyst (e.g., new products, management changes, acquisition, etc.).

The Adviser also utilizes a strict sell discipline and may consider selling a security when: it becomes fully valued or less attractive; one of the Fund’s holdings has performed well and reached or approached the Adviser’s price target; a company fails to pass the Adviser’s investment screens; or there is deterioration in a company’s fundamentals, management or financial reporting.

The Adviser will look to manage risk through several strategies, which will typically include: maintaining minimum and maximum sector weightings relative to the Russell Microcap Value Index; monitoring risk statistics relative to the Russell Microcap Value Index; and monitoring trade volume.

The Fund may engage in securities lending. The Fund may also invest up to 10% of its assets in foreign securities.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Convertible Securities Risk. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.
Equity Securities Risk.   The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Foreign Investment Risk.   Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates.

Investment Discretion Risk.   There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.

Market and Regulatory Risk.   Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have

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unexpected consequences on particular markets, strategies or investments. and/or the Fund cannot convert the collateral to cash for any reason.
Micro Cap Company Risk.   Stocks of micro cap companies may be very sensitive to changing economic conditions and market downturns because micro cap companies often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Securities Lending Risk. The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value
Value Securities Risk.   Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

Performance
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

Best quarter:	Q2 2009	32.54%
Worst quarter:	Q4 2008	–27.89%
Year to Date Return (1/1/10 to 9/30/10):		12.50%

AVERAGE ANNUAL TOTAL RETURNS	Inception	Past	Past	Past
(for periods ended December 31, 2009)	Date	Year	5 Years	10 Years

Class A Shares (with 5.00% sales charge)	2/1/98

Return Before Taxes		27.13%	–2.35%	8.38%

Return After Taxes on Distributions		27.13%	–5.32%	6.04%

Return After Taxes on Distributions and Sale of Fund Shares		17.64%	–1.94%	7.06%

Class B Shares (with applicable Contingent Deferred Sales Charge)	2/1/98

Return Before Taxes		27.43%	–2.19%	8.23%

Class C Shares (with applicable Contingent Deferred Sales Charge)	2/1/98

Return Before Taxes		32.88%	–2.02%	8.34%

Institutional Shares	2/1/98

Return Before Taxes		34.22%	–1.10%	9.17%

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)		20.58%	–0.01%	8.27%

Russell Microcap® Value Index (reflects no deductions for fees, expenses or taxes)		17.52%	–3.55%	N/A

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

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Management
Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”)

Portfolio Manager
Eric J. Holmes, CFA, FTAM Director of Small Cap Value and Micro Cap Value Strategies, Portfolio Manager of the Fund since April 2005.

The Fifth Third Micro Cap Value Fund is managed by a team of investment professionals. Eric J. Holmes, CFA is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Holmes is assisted in managing the Fund by Craig P. Nedbalski, CFA and Michael Barr, CFA. Mr. Holmes has been the Fund’s portfolio manager since April 2005, and has served the Fund since February 2003; Mr. Nedbalski has served the Fund since January 2010; and Mr. Barr has served the Fund since September 2011.

Purchases and Sales of Fund Shares
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its

FTF-SP-MCRV1011
transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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